COMMITMENTS AND CONTINGENCIES (Details Narrative) - USD ($)		9 Months Ended
	Jul. 07, 2017	Sep. 30, 2017	Dec. 31, 2016	Dec. 31, 2015	Jul. 02, 2014
Common stock, shares issued		3,115,500	3,115,500	77,887,500	1,038,050
Common stock, par value					$ 0.001
Proposed Acquisition of Fitness CF Clubs [Member]
Lease agreement date	Jul. 07, 2017
Aggregate purchase issued and outstanding equity interests	$ 14,000,000
Common stock, shares issued	135
Common stock, par value	$ 0.001
Principal amount	$ 1,000,000
Purchase price	$ 238,000
Purchase price description	The Â“Gross-Up AmountÂ” means the amount the cash portion of the purchase price will be increased, up to a maximum of $238,000, if, subsequent to the date of the stock purchase agreement and prior to the closing date, any seller who receives Shares determines that he or it will incur a federal tax liability resulting from the receipt of Shares as a portion of the purchase price.
Capital stock percentage	13.50%
Description of pre closing adjustment	If the Companies’ working capital is less than -$40,000, then the cash portion of the purchase price will be reduced by an amount equal to such difference. In addition, the cash portion will be decreased by the amount of any outstanding indebtedness of the Companies existing as of the closing date. Finally, if the Companies complete the acquisition of an additional fitness club located in Clermont, Florida, then the cash portion will be increased by an amount equal to 125% of the capitalized costs associated with the new club.
K&A Holdings, LLC [Member]
Lease agreement date		Mar. 03, 2017
Lease term		10 years
Lease rent (Monthly)		$ 8,333
Lease term, Description		In the event of late payment, interest shall accrue on the unpaid amount at the rate of eighteen percent (18%) per annum. The Lease contains customary events of default, including if Neese shall fail to pay rent within five (5) days after the due date, or if Neese shall fail to perform any other terms, covenants or conditions under the Lease